Exhibit 99.1

NEWS RELEASE

DT Midstream Announces Pricing of Upsized Public Offering of Common Stock

DETROIT, November 20, 2024 – DT Midstream, Inc. (NYSE: DTM) today announced the pricing of its previously announced underwritten registered public offering. The size of the offering increased from the previously announced $300,000,000 of shares of common stock to $366,125,000 of shares of the company’s common stock at a price to the public of $101 per share, for gross proceeds of approximately $366,125,000, before the underwriting discount and estimated offering expenses. Additionally, the Company has granted the underwriters a 30-day option to purchase up to an additional 543,750 shares of its common stock at the public offering price less the underwriting discounts and commissions. The offering is expected to close on or about November 21, 2024, subject to market and other customary closing conditions.

The Company intends to use the net proceeds from this offering, together with proceeds from the expected issuance of up to $650 million aggregate principal amount of new senior secured notes, borrowings under our revolving credit facility and cash on hand, to fund the consideration payable by us in the previously announced, pending acquisition of all of the equity interests in Guardian Pipeline, L.L.C., Midwestern Gas Transmission Company and Viking Gas Transmission Company from ONEOK Partners Intermediate Limited Partnership and Border Midwestern Company. Barclays Capital Inc. is acting as lead book-running manager. J.P. Morgan, PNC Capital Markets LLC, Wells Fargo Securities, TD Securities, Citigroup and BofA Securities are acting as joint book-running managers. The closing of the offering is not conditioned upon the closing of the pending acquisition.

The shares described above are being offered by the Company pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-283345), including a base prospectus, that was previously filed by the Company with the Securities and Exchange Commission (“SEC”) and that became automatically effective on November 19, 2024. The offering will be made only by means of a preliminary prospectus supplement and the accompanying base prospectus, which are available for free on the SEC’s website located at http://www.sec.gov. A final prospectus relating to the offering will be filed with the SEC and may be obtained, when available, by contacting: Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, emailing Barclaysprospectus@broadridge.com or calling (888) 603-5847.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any shares of the Company’s common stock or any other security, nor is there any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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About DT Midstream

DT Midstream (NYSE: DTM) is an owner, operator and developer of natural gas interstate and intrastate pipelines, storage and gathering systems, compression, treatment and surface facilities. The company transports clean natural gas for utilities, power plants, marketers, large industrial customers and energy producers across the Southern, Northeastern and Midwestern United States and Canada. The Detroit-based company offers a comprehensive, wellhead-to-market array of services, including natural gas transportation, storage and gathering. DT Midstream is transitioning towards net zero greenhouse gas emissions by 2050, including a goal of achieving 30% of its carbon emissions reduction by 2030.

Safe Harbor Statement
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “expects” or “intends” or other similar expressions are intended to identify forward-looking statements. Such statements relate to the proposed public offering and the anticipated use of the net proceeds from the offering. No assurance can be given that the offering discussed above will be completed on the terms described, or at all.

Forward-looking Statements

This release contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us.

Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident” and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements.

Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: changes in general economic conditions, including increases in interest rates and associated Federal Reserve policies, a potential economic recession, and the impact of inflation on our business; industry changes, including the impact of consolidations, alternative energy sources, technological advances, infrastructure constraints and changes in competition; global supply chain disruptions; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Expand Energy Corporation and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; our ability to successfully and timely implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to finance, complete, or successfully integrate acquisitions; the price and availability of debt and equity financing; our ability to fund and close the pending transaction, the anticipated timing and terms of the pending transaction, our ability to realize the anticipated benefits of the pending transaction, and our ability to manage the risks of the pending transaction; restrictions in our existing and any future credit facilities and indentures; the effectiveness of our information technology and operational technology systems and practices to prevent, detect and defend against evolving cyber attacks on United States critical infrastructure; changing laws regarding cybersecurity and data privacy, and any cybersecurity threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; geologic and reservoir risks and considerations; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, and any related economic effects; the impacts of geopolitical events, including the conflicts in Ukraine and the Middle East; labor relations and markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; the effects and associated cost of compliance with existing and future laws and governmental regulations, such as the Inflation Reduction Act; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; ability to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the success of our risk management strategies; the suspension, reduction or termination of our customers’ obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2023 and our reports and registration statements filed from time to time with the SEC.

The above list of factors is not exhaustive. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled “Risk Factors” in our Annual Report for the year ended December 31, 2023, filed with the SEC on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements.

Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Investor Relations

Todd Lohrmann, DT Midstream, 313.774.2424
investor_relations@dtmidstream.com